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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2001


                      CHASE CREDIT CARD OWNER TRUST 2000-1
--------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    United States                       333-74303                 22-2382028
----------------------------     ------------------------   --------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                  White Clay Center, Building 200, Newark, DE           19711
                  ---------------------------------------------       ----------
                 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events:

     Chase Credit Card Owner Trust 2000-1 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of March 2, 2000, between the trust and The Bank of New York, as Indenture Trustee.

     On August 15, 2001, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits       Description
               ----------     ---------------

               20.1 Monthly Statement to Noteholders with respect to the August 15, 2001 distribution.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 24, 2001

                                     By: CHASE MANHATTAN BANK USA,
                                     NATIONAL ASSOCIATION
                                     as Administrator


                                     By:  /s/ Patricia Garvey
                                     -----------------------------------
                                     Name:   Patricia Garvey
                                     Title:  Vice President


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                                     INDEX TO EXHIBITS
                                     -----------------

Exhibit No.                          Description
-----------                          -----------
20.1                                 Statement to Noteholders dated
                                     August 15, 2001